METROPOLITAN SERIES FUND, INC.

Supplement Dated November 12, 2010

to the

Statement of Additional Information Dated May 1, 2010

BlackRock Diversified Portfolio and BlackRock Large Cap Value Portfolio

Effective immediately, Peter Stournaras is one of BlackRock Diversified Portfolio’s and BlackRock Large Cap Value Portfolio’s portfolio managers. As of September 30, 2010, Mr. Stournaras managed no other accounts for BlackRock Advisors, LLC or any of its affiliates, including registered investment companies and other pooled investment vehicles. Furthermore, Mr. Stournaras beneficially owned no equity securities of any Portfolio for which he served as portfolio manager.

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